Subsequent Events	6 Months Ended
Jun. 30, 2025
Subsequent Events
Subsequent Events

11.Subsequent events

The Company’s board of directors declared a dividend of $0.70 per common share to shareholders. Dividends payable to common shares registered in the Euronext VPS will be distributed in NOK. The cash payment is expected to be paid on September 5, 2025, to shareholders of record as of August 22, 2025. The common shares will be traded ex-dividend on the NYSE as from and including August 22, 2025, and the common shares will be traded ex-dividend on the Oslo Stock Exchange as from and including August 21, 2025. Due to the implementation of Central Securities Depository Regulation (CSDR) in Norway, dividends payable on common shares registered with Euronext VPS are expected to be distributed to Euronext VPS shareholders on or about September 10, 2025.